EXHIBIT 99.1

                             Duke Capital Corporation
 Unaudited Pro Forma Consolidated Statement of Income from Continuing Operations for the year ended December 31, 1998
                                  (In millions)

                                                                                                PEPL
                                                                             Historical      Disposition        Pro Forma
                                                                             ----------      -----------         ---------
 OPERATING REVENUES
 Sales, trading and marketing of natural gas and petroleum products...        $ 7,854             $ -             $ 7,854
 Transportation and storage of natural gas............................          1,450            (456)                994
 Trading and marketing of electricity.................................          2,788               -               2,788
 Other................................................................            967             (26) (a)            941
                                                                          -------------         ---------         --------
  Total operating revenues.............................................        13,059            (482)             12,577
                                                                          -------------         ---------         --------
 OPERATING EXPENSES
 Natural gas and petroleum products purchased.........................          7,497              (8)              7,489
 Purchased power......................................................          2,602               -               2,602
 Other operation and maintenance......................................          1,450            (188) (a)          1,262
 Depreciation and amortization........................................            385             (54)                331
 Property and other taxes.............................................             89             (28)                 61
                                                                           --------------     -----------        ---------
 Total operating expenses.............................................         12,023            (278)             11,745
                                                                           -------------       ---------         ---------
 OPERATING INCOME.....................................................          1,036            (204)                832
 OTHER INCOME AND EXPENSES............................................            101             (10)                 91
                                                                            ------------       ---------         ---------
 EARNINGS BEFORE INTEREST AND TAXES...................................          1,137            (214)                923
 INTEREST EXPENSE.....................................................            237             (79)                158
 MINORITY INTERESTS...................................................             71               -                  71
                                                                            ------------      -----------        ---------
 EARNINGS BEFORE INCOME TAXES.........................................            829            (135)                694
 INCOME TAXES.........................................................            310             (56)                254
                                                                            -----------          ----------      ---------
INCOME FROM CONTINUING OPERATIONS....................................           $ 519           $ (79)              $ 440
                                                                            ==========        ===========       =========


(a) - Excludes intercompany building rental revenue, allocated corporate expenses, building depreciation and certain other costs to be retained by Duke Capital Corporation.

                            Duke Capital Corporation
 Unaudited Pro Forma Consolidated Statement of Income from Continuing Operations for the quarter ended March 31, 1999
                                  (In millions)

                                                                                           PEPL
                                                                          Historical     Disposition           Pro Forma
                                                                          ----------     -----------           ---------
 OPERATING REVENUES
 Sales, trading and marketing of natural gas and petroleum products...        $ 2,014            $ -             $ 2,014
 Transportation and storage of natural gas............................            379           (120)                259
 Trading and marketing of electricity.................................            439              -                 439
 Other................................................................            285             (6) (a)            279
                                                                            -------------     ----------          ----------
 Total operating revenues.............................................          3,117           (126)              2,991
                                                                            -------------     ----------          ----------
 OPERATING EXPENSES
 Natural gas and petroleum products purchased.........................          1,940             (5)              1,935
 Purchased power......................................................            404              -                 404
 Other operation and maintenance......................................            415            (32) (a)            383
 Depreciation and amortization........................................             89            (12)                 77
 Property and other taxes.............................................             32             (8)                 24
                                                                            -------------     ----------          ----------
 Total operating expenses.............................................          2,880            (57)              2,823
                                                                            -------------     ----------          ----------
 OPERATING INCOME.....................................................            237            (69)                168
 OTHER INCOME AND EXPENSES............................................             35             (4)                 31
                                                                            -------------     ----------          ----------

 EARNINGS BEFORE INTEREST AND TAXES...................................            272            (73)                199
 INTEREST EXPENSE.....................................................             65            (19)                 46
 MINORITY INTERESTS...................................................             29              -                  29
                                                                            -------------     ----------          ----------

 EARNINGS BEFORE INCOME TAXES..........................................           178            (54)                124
 INCOME TAXES..........................................................            79            (19)                 60
                                                                            -------------     ----------          ----------

 INCOME FROM CONTINUING OPERATIONS.....................................          $ 99          $ (35)               $ 64
                                                                            ==============    ==========          ===========


(a) - Excludes intercompany building rental revenue, allocated corporate expenses, building depreciation and certain other costs to be retained by Duke Capital Corporation.